EXHIBIT 10.1

SANDERSON FARMs, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (herein, the “Amendment”) is entered into as of November 22, 2017, among Sanderson Farms, Inc., a Mississippi corporation (the “Company”), the Banks party hereto, and BMO Harris Bank N.A., as Agent for the Banks (“Agent”).

PRELIMINARY STATEMENTS

A. The Company, the Banks, and the Agent are parties to a Credit Agreement dated as of April 28, 2017 (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B. The Company has requested that the Required Banks amend the Credit Agreement, and the Required Banks are willing to do so on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	AMENDMENTS.

Upon satisfaction of all of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended to read as follows:

1.1.	Section 7.11(a) of the Credit Agreement shall be amended to read as follows:

(a) The Company will not, and will not permit any Subsidiary to, spend or be obligated to spend during any fiscal year for capital expenditures (as defined and classified in accordance with generally accepted accounting principles as, with respect to the definition and classifications of operating leases, existing on the date of this Credit Agreement, consistently applied, including without limitation any such capital expenditures in respect of Capitalized Leases but excluding (x) any acquisition permitted by Section 7.14(d) which might constitute such a capital expenditure, (y) the capital expenditures permitted by clauses (b) and (c) below and (z) the capital expenditures described in Schedule 7.11(a) attached hereto in an aggregate amount not to exceed $135,000,000) in an aggregate amount for the Company and its Subsidiaries in excess of $100,000,000 during its fiscal year ending October 31, 2017, increasing by $5,000,000 during each fiscal year of the Company ending thereafter to and including fiscal year 2022, commencing with the fiscal year ending October 31, 2018, plus in each case up to $15,000,000 which may be carried over from the fiscal year ending October 31, 2016 into the fiscal year ending October 31, 2017, and $20,000,000 which may be carried over from any fiscal year ending on or after October 31, 2017, into the immediately following fiscal year (the “Carryover Amount”) permitted to be spent in the preceding fiscal year but not actually spent therein. For purposes of this Section, any capital expenditures made in any fiscal year shall be applied first to the Carryover Amount, if any, available during such fiscal year.

1.2. The Credit Agreement shall be amended by adding thereto as Schedule 7.11(a) the Schedule 7.11(a) attached to this Amendment.

2.	CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1. The Company and the Required Banks shall have executed this Amendment.

2.2. Each Guarantor Subsidiary shall have executed the Guarantors’ Acknowledgment attached hereto.

3.	REPRESENTATIONS AND WARRANTIES.

3.1. Each of the representations and warranties set forth in Section 5 of the Credit Agreement is true and correct.

3.2. The Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default has occurred and is continuing thereunder or shall result after giving effect to this Amendment.

4.	MISCELLANEOUS.

4.1. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Notes, or any communication issued or made pursuant to or with respect to the Credit Agreement or the Notes, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.2. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

[SIGNATURE PAGES TO FOLLOW]

This Amendment is entered into as of the date and year first above written.

SANDERSON FARMS, INC.

By:	/s/ D. Michael Cockrell
Its:	CFO and Treasurer

Accepted and agreed to as of the date and year first above written.

BMO HARRIS BANK N.A., as Agent and an L/C Issuer

By:	/s/ David J. Bechstein
Its:	Director

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

“LENDERS”

BMO HARRIS FINANCING, INC.

By:	/s/ David J. Bechstein
Its:	Director

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

AGFIRST FARM CREDIT BANK

By:	/s/ Matt Jeffords
Its:	Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

FARM CREDIT BANK OF TEXAS

By:	/s/ Alan Robinson
Its:	Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

FARM CREDIT SERVICES OF AMERICA, PCA

By:	/s/ Bruce Dean
Its:	Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

REGIONS BANK

By:	/s/ Jim Wild
Its:	Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

BANK OF THE WEST

By:	/s/ Trevor Svoboda
Its:	Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

1ST FARM CREDIT SERVICES, PCA

By:	/s/ Lee Fuchs
Its:	Vice President, Capital Markets Group

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

AGSTAR FINANCIAL SERVICES, PCA

By:	/s/ Lee Fuchs
Its:	Vice President, Capital Markets Group

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

FARM CREDIT MID-AMERICA, PCA

By:	/s/ Jay Carter
Its:	Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

UNITED FCS, PCA d/b/a FCS COMMERCIAL FINANCE GROUP

By:	/s/ Lisa Caswell
Its:	Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

NORTHWEST FARM CREDIT SERVICES, PCA

By:	/s/ Paul Hadley
Its:	Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA

By:	/s/ Curtis Flammini
Its:	Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Brigitte M. Sinclair
Its:	Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

AMERICAN AGCREDIT, PCA

By:	/s/ Dan Hansen
Its:	Senior Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

TRUSTMARK NATIONAL BANK

By:	/s/ William H. Edwards
Its:	Senior Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

FARM CREDIT WEST, PCA

By:	/s/ Robert Stornetta
Its:	Vice President

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

BANKPLUS

By:	/s/ Jay Bourne
Its:	FVP

Signature Page

Sanderson Farms, Inc.

First Amendment to Credit Agreement

GUARANTORS’ ACKNOWLEDGMENT

The undersigned, each of which has executed and delivered to the Banks a Guaranty Agreement dated as of April 28, 2017 (the “Guaranty Agreement”), hereby acknowledges the amendment of the Credit Agreement as set forth above and agrees that all of the Company’s indebtedness, obligations and liabilities to the Banks and the Agent under the Credit Agreement, as amended by the foregoing Amendment, and the Notes are and shall continue to be entitled to the benefits of said Guaranty Agreement. The undersigned further agree that the Acknowledgment or consent of the undersigned to any further amendments of the Credit Agreement shall not be required as a result of this Acknowledgment having been obtained, except to the extent, if any, required by the Guaranty Agreement.

Dated as of November 22, 2017.

SANDERSON FARMS, INC. (FOODS DIVISION)

By:	/s/ D. Michael Cockrell
Its:	CFO and Treasurer

SANDERSON FARMS, INC. (PRODUCTION DIVISION)

By:	/s/ D. Michael Cockrell
Its:	CFO and Treasurer

SANDERSON FARMS, INC. (PROCESSING DIVISION)

By:	/s/ D. Michael Cockrell
Its:	CFO and Treasurer

SCHEDULE 7.11(A)

CERTAIN CAPITAL PROJECTS TO BE EXCLUDED FROM THE

CAPITAL EXPENDITURE LIMITATION

	Location	Description	Amount

1.	To Be Determined	Construct New Feed Mill	$45,000,000
2.	Laurel Processing	Building Expansion	$6,800,000
		New Evisceration Equipment	$4,550,000
		Changes to Plant Setup in Debone	$3,800,000
		Thigh Debone Equipment	$2,150,000
3.	Collins Processing	New Evisceration Equipment	$7,700,000
		Parts Chillers	$2,500,000
		Building Expansion	$1,300,000
		Wing Segment Equipment	$450,000
4.	McComb Processing	New Evisceration Equipment	$7,500,000
		Thigh Debone Equipment	$2,100,000
		Pre-Chiller	$750,000
		8th Cone Line	$550,000
5.	Kinston Processing	New Evisceration Equipment	$7,500,000
		Pre-Chiller	$750,000
		Thigh Debone	$650,000
		8th Cone Line	$600,000
6.	Moultrie Processing	New Evisceration Equipment	$7,500,000
		Pre-Chiller	$750,000
		8th Cone Line	$550,000
7.	Brazos Processing	New Evisceration Equipment	$7,500,000
		Pre-Chiller	$750,000
8.	Palestine Processing	New Evisceration Equipment	$6,500,000
9.	Hazlehurst Processing	New Evisceration Equipment	$4,200,000
		Building Expansion	$1,500,000
10.	Waco Processing	New Evisceration Equipment	$5,500,000